File Number:2-32773
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                               September 4, 2008

                               Pioneer Value Fund

                       Supplement to the February 1, 2008
                 Class A, Class B and Class C Shares Prospectus



Pioneer Value Fund, a U.S. domiciled fund, is no longer available for public distribution in Germany, Austria and Switzerland.

The Fund was deregistered in Germany, Austria and Switzerland as of September 30, 2007. Prior to the deregistration, only Class A Shares of the Fund were available to German, Austrian and Swiss investors.

This German courtesy translation of the prospectus is intended only as information for current German, Austrian and Swiss investors in the Fund and is not intended for use by any other parties. Please note that in case of discrepancies between the English language prospectus and the German translation, the English version of the prospectus prevails.















                                         (C)2008 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC